                                                                    EXHIBIT 99.1




                     CERTIFICATION PURSUANT TO CHAPTER 63,
                      TITLE 18 UNITED STATES CODE SS.1350
                                 AS ADOPTED BY
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002
                  ACCOMPANYING QUARTERLY REPORT ON FORM 10-Q OF
       KRISPY KREME DOUGHNUTS, INC. FOR THE QUARTER ENDED NOVEMBER 3, 2002



         I, Scott A. Livengood, President and Chief Executive Officer of Krispy Kreme Doughnuts, Inc. (the "Company"), certify that the accompanying Quarterly Report on Form 10-Q of the Company for the fiscal quarter ended November 3, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                         Date: December 18, 2002




                                         /s/ Scott A. Livengood
                                         --------------------------------------
                                         Scott A. Livengood
                                         President and Chief Executive Officer